                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                             CENTENNIAL CELLULAR CORP.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                                    [LOGO]
                           CENTENNIAL CELLULAR CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 29, 1996
                           ------------------------
     The Board of Directors of Centennial Cellular Corp., a Delaware corporation (the 'Company'), hereby gives notice that the 1996 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') will be held at the GTE Management Development Center, Weed Avenue, Norwalk, Connecticut 06850, on Tuesday, October 29, 1996, at 2:00 p.m., Eastern Daylight Savings Time, for the following purposes:
          1. To elect eight Directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified.
          2. To vote on the ratification of the approval and adoption by the Board of Directors of an amendment to the Company's 1993 Management Equity Incentive Plan to increase the number of shares of Class A Common Stock available for grant thereunder from 100,000 to 350,000.
          3. To vote on the ratification of the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1997.
          4. To transact such other business as may properly come before the meeting.
     All shareholders are cordially invited to attend. Only holders of record of issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company at the close of business on September 9, 1996 will be entitled to receive notice of and vote at the Annual Meeting. In accordance with Section 219 of the Delaware General Corporation Law, the Company will make available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the location of the Annual Meeting, a complete list of the shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy.
     A copy of each of the Company's Proxy Statement, 1996 Annual Report to Shareholders and Annual Report on Form 10-K for its fiscal year ended May 31, 1996 is enclosed herewith.

                                         By Order of the Board of Directors
                                         DAVID Z. ROSENSWEIG
                                         DAVID Z. ROSENSWEIG,
                                         Secretary
September 25, 1996

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                                    [LOGO]
                           CENTENNIAL CELLULAR CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840
                           --------------------------
                                PROXY STATEMENT
                           --------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Centennial Cellular Corp., a Delaware corporation (the 'Company'), of proxies for use at the 1996 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') to be held at the GTE Management Development Center, Weed Avenue, Norwalk, Connecticut 06850, on Tuesday, October 29, 1996, at 2:00 p.m., Eastern Daylight Savings Time, and at any adjournment or adjournments of the Annual Meeting. This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about September 25, 1996.

     At the Annual Meeting, shareholders of the Company will (i) elect eight Directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified;
(ii) vote on the ratification of the approval and adoption by the Board of Directors of an amendment to the Company's 1993 Management Equity Incentive Plan to increase the number of shares of Class A Common Stock available for grant thereunder from 100,000 to 350,000; and (iii) vote on the ratification of the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1997. Shareholders may also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The close of business on September 9, 1996 has been selected as the record date for determining the holders of outstanding shares of the Company's Class A Common Stock, par value $.01 per share (the 'Class A Common Stock'), and Class B Common Stock, par value $.01 per share (the 'Class B Common Stock' and, together with the Class A Common Stock, the 'Common Stock'), entitled to receive notice of and vote at the Annual Meeting. On September 9, 1996, there were 16,386,307 shares of Class A Common Stock outstanding and 10,544,113 shares of Class B Common Stock outstanding. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to 15 votes per share. All shares of Class A Common Stock and Class B Common Stock will vote together as one class on all questions that come before the Annual Meeting.

VOTE REQUIRED

     Votes at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered present at the Annual Meeting for purposes of determining a quorum.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If specific instructions are not received, as a general rule, brokers may vote these shares in their discretion. However, brokers are precluded from exercising their voting discretion on certain types of proposals and, absent specific instructions from the beneficial owner in such cases, brokers may not vote on those proposals. This results in what is known as a 'broker non-vote' on such proposals.

     Election of Directors will be determined by a plurality vote of the combined voting power of all shares of Common Stock present in person or by proxy and voting at the Annual Meeting. Accordingly, votes 'withheld' from Director-nominee(s) will not count against the election of such nominee(s). Brokers have discretionary authority to vote on the election of Directors.

     Ratification of the approval and adoption of the amendment to the Company's 1993 Management Equity Incentive Plan to increase the number of shares of Class A Common Stock available for grant thereunder requires the favorable vote of the holders of a majority of the combined voting power of all shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Brokers do not have discretionary authority to vote on this item and abstentions and broker non-votes will have the effect of a negative vote.

     Passage of the proposal to ratify the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1997 requires the approval of a majority of the votes cast on this proposal. Abstentions as to this proposal will not count as votes cast for or against this proposal and will not be included in calculating the number of votes necessary for approval of this proposal. Brokers have discretionary authority to vote on this proposal.

     All other matters will be determined by the vote of a majority of the combined voting power of all shares of Common Stock present in person or by proxy at the Annual Meeting and voting on such matters. Abstentions and broker non-votes as to particular matters will not count as votes cast for or against such matters and will not be included in calculating the number of votes necessary for approval of such matters.

     Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that shares owned thereby are voted at the Annual Meeting. All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions given on such proxies. If no direction is given, a properly executed proxy will be voted FOR the election of the eight persons named under 'Election of Directors,' FOR ratification of the approval and adoption of the amendment to the 1993 Management Equity Incentive Plan to increase the number of shares of Class A Common Stock available for grant thereunder and FOR ratification of the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1997. The Board of Directors does not anticipate that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will have discretion, to the extent allowed by Delaware law, to vote in accordance with their own judgment on such matters.

REVOCATION OF PROXIES

     Any shareholder may revoke a proxy at any time before such proxy is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company a written notice of revocation bearing a date later than the date of the proxy;
(ii)  duly  executing  a  subsequent  proxy  relating  to  the  same  shares  of

Common Stock and delivering it to the Secretary of the Company; or (iii) attending the Annual Meeting and stating to the Secretary of the Company an intention to vote in person and so voting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequent proxy or written notice of revocation of a proxy should be delivered to Centennial Cellular Corp., 50 Locust Avenue, New Canaan, Connecticut 06840, Attention:
Scott N. Schneider, Assistant Secretary.

COST OF SOLICITATION

     The Company will bear all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone, telegraph or personal interview. In addition, the Company expects to request persons who hold shares in their names for others to forward copies of this proxy soliciting material to them and to request authority to execute proxies in the accompanying form, and the Company will reimburse such persons for their out-of-pocket and reasonable clerical expenses in doing this.

                     PRINCIPAL SHAREHOLDERS OF THE COMPANY

     The following table sets forth, as of September 9, 1996, certain information with respect to the beneficial ownership of shares of Class A Common Stock or Class B Common Stock by each person known to the Company to beneficially own more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock. Each share of Class B Common Stock is convertible, at any time, into one share of Class A Common Stock. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to 15 votes per share.

                                                                                       BENEFICIAL OWNERSHIP(1)
                                                                                  ---------------------------------
                               NAME AND ADDRESS                                      CLASS/NUMBER OF       PERCENT
                              OF BENEFICIAL OWNER                                        SHARES            OF CLASS
- -------------------------------------------------------------------------------   ---------------------    --------
Century Communications Corp.(2)(3) ............................................   Class B:    8,561,819      81.2%
  50 Locust Avenue
  New Canaan, CT 06840
Citizens Utilities Company(2)(3) ..............................................   Class B:    1,982,294      18.8
  High Ridge Park
  Stamford, CT 06905
Putnam Investments, Inc.(4) ...................................................   Class A:    1,102,470       6.7
  Marsh & McLennan Companies, Inc.
  One Post Office Square
  Boston, MA 02109
Putnam Investment Management, Inc.(5) .........................................   Class A:      933,476       5.7
  One Post Office Square
  Boston, MA 02109
James W. Hickman et al.(6) ....................................................   Class A:      930,632       5.7
  c/o Jonathan R. Moore
  Moore & Bruce
  1627 I Street N.W.
  Washington, D.C. 20006
Oliver R. Grace, Jr.(7) .......................................................   Class A:      853,506       5.2
  55 Brookville Road
  Glen Head, NY 11545

                                                        (footnotes on next page)

(footnotes from previous page)

(1) As used in this table, 'beneficial ownership' means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

(2) Due to their positions with and ownership of stock of Century Communications Corp. ('Century Communications') and their positions with Citizens Utilities Company ('Citizens'), Leonard Tow, Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Century Communications and Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Citizens and his wife, Claire L. Tow, a Senior Vice President and director of Century Communications and a director of Citizens, may be deemed to beneficially own together 100% of the Company's outstanding Class B Common Stock. See 'Principal Shareholders of Century Communications.' Century Communications currently owns 3,978 shares of Second Series Convertible Redeemable Preferred Stock of the Company which are convertible into 115,710 shares of Class B Common Stock of the Company. If all shares of the Second Series Convertible Redeemable Preferred Stock were converted, Century Communications would hold 81.4% of the Class B Common Stock of the Company and Citizens would hold 18.6% of the Class B Common Stock of the Company.

(3) Citizens currently owns 102,187 shares of Convertible Redeemable Preferred Stock of the Company which are convertible into 2,972,334 shares of Class B Common Stock of the Company. If all shares of the Convertible Redeemable Preferred Stock were converted, Citizens would hold 36.6% of the Class B Common Stock and Century Communications would hold 63.4% of the Class B Common Stock of the Company.

(4) Based solely upon information contained in a Statement on Schedule 13G filed with the Securities and Exchange Commission (the 'Commission') on February 9, 1996. According to said Schedule 13G, securities reported therein as being beneficially owned by Putnam Investments, Inc. and Marsh & McLennan Companies, Inc. consist of an aggregate of 1,102,470 shares of Class A Common Stock beneficially owned by subsidiaries of Putnam Investments, Inc. which are registered investment advisors, which in turn include securities beneficially owned by clients of such investment advisors. Putnam Investments, Inc. has shared voting power with respect to 142,544 shares and shared dispositive power with respect to all of its shares.

(5) Based solely upon information contained in a Statement on Schedule 13G filed with the Commission on February 9, 1996. According to said Schedule 13G, Putnam Investment Management, Inc. shared dispositive power with respect to all of its shares.

(6) Based solely upon information contained in  Amendment No. 2 to Statement  on
    Schedule 13D filed with the Commission on August 22, 1994, James W. Hickman and members of his family owned more than 5% of the Class A Common Stock at that time.

(7) Based solely upon information contained in a Statement on Schedule 13G filed with the Commission on February 14, 1995. Includes 46,132 shares held by Mr. Grace as custodian for his minor children as to which shares Mr. Grace disclaims beneficial ownership.

     The Company has agreed pursuant to a Registration Rights Agreement, dated August 30, 1991 (the 'Registration Rights Agreement'), among it, Century Communications and Citizens, that, subject to certain conditions, upon the request of Century Communications or Citizens, as the case may be, the Company will file one or more registration statements under the Securities Act of 1933, as amended (the 'Act'), in order to permit Century Communications or Citizens or both, as the case may be, to offer and sell, pursuant to such registration statement, shares of Class A Common Stock of the Company that Century Communications or Citizens may hold at such time.

     The Company, Century Communications and Citizens have entered into a Stock Transfer Agreement, dated August 30, 1991 (the 'Stock Transfer Agreement'), which governs any proposed public or private sale of stock of the Company by Century Communications or Citizens and provides for the voting of shares of Common Stock of the Company by Century Communications or Citizens in connection with the election of Directors of the Company. See 'Election of Directors.'

                PRINCIPAL SHAREHOLDERS OF CENTURY COMMUNICATIONS

     The following table sets forth, as of September 9, 1996, certain information regarding the persons known to the Company to beneficially own more than 5% of any class of the voting securities of Century Communications. Each share of Class B Common Stock of Century Communications is convertible, at any time, into one share of Class A Common Stock of Century Communications. Century Communications' Class B Common Stock has ten votes per share and Century Communications' Class A Common Stock has one vote per share.

                                                                                 BENEFICIAL OWNERSHIP(1)
                                                                       --------------------------------------------
                          NAME AND ADDRESS                                       CLASS/NUMBER              PERCENT
                        OF BENEFICIAL OWNER                                        OF SHARES               OF CLASS
- --------------------------------------------------------------------   ---------------------------------   --------
Leonard Tow ........................................................   Class A:       709,850 (2)             2.4%
  50 Locust Avenue                                                     Class B:    42,297,059 (3)(4)(5)      93.7
  New Canaan, CT 06840
Claire L. Tow ......................................................   Class A:       709,850 (6)             2.4
  50 Locust Avenue                                                     Class B:    42,297,059 (4)(5)(7)      93.7
  New Canaan, CT 06840
Putnam Investment Management, Inc. .................................   Class A:     4,485,998 (8)            15.5
  Marsh & McLennan Companies, Inc.
  One Post Office Square
  Boston, MA 02109
The Capital Group Companies, Inc.                                      Class A:     2,864,820 (9)             9.9
  Capital Research Management Company ..............................
  333 South Hope Street
  Los Angeles, CA 90071
Sentry Insurance                                                       Class B:     2,829,056 (5)             6.3
  a Mutual Company .................................................
  1800 N. Point Drive
  Stevens Point, WI 54481
Citizens Utilities Company                                             Class A:     1,807,095 (10)            6.2
  CU Capital Corp. .................................................
  High Ridge Road
  Stamford, CT 06905

                                                  (table continued on next page)

(table continued from previous page)

                                                                                 BENEFICIAL OWNERSHIP(1)
                                                                       --------------------------------------------
                          NAME AND ADDRESS                                       CLASS/NUMBER              PERCENT
                        OF BENEFICIAL OWNER                                        OF SHARES               OF CLASS
- --------------------------------------------------------------------   ---------------------------------   --------
Merrill Lynch & Co., Inc.                                              Class A:     1,744,500 (11)            6.0
  Merrill Lynch Group, Inc. ........................................
  World Financial Center
  North Tower
  250 Vesey Street
  New York, NY 10281

- ------------

 (1) As used in this table, 'beneficial ownership' means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

 (2) Consists of 664,194 shares of Class A Common Stock of Century Communications as to which Mr. Tow has sole voting and investment power. Includes the 45,656 shares set forth in (6) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (3) Consists of 18,946,095 shares of Class B Common Stock of Century Communications as to which Mr. Tow has sole, and 20,537,599 shares of Class B Common Stock of Century Communications as to which he shares, voting and investment power. Includes the 2,813,365 shares set forth in (7) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (4) By virtue of the definition of 'beneficial ownership,' substantial duplication is involved in the beneficial ownership of shares listed for these shareholders. Eliminating duplication in the table, Mr. Tow owns of record and beneficially 18,946,095 shares of Class B Common Stock of Century Communications, Mr. Tow and Mrs. Tow jointly own of record and beneficially 20,537,599 shares of Class B Common Stock of Century Communications as trustees for the benefit of Mrs. Tow and their adult children, and Mrs. Tow owns of record and beneficially 2,813,365 shares of Class B Common Stock of Century Communications as trustee for the benefit of their adult children.

 (5) By virtue of the definition of 'beneficial ownership,' each person who owns shares of Class B Common Stock of Century Communications is deemed to own an equal number of shares of Class A Common Stock of Century Communications. Thus, Leonard Tow, Claire L. Tow and Sentry Insurance are deemed to be beneficial owners, respectively, of 43,006,909, 43,006,909 and 2,829,056 shares of Class A Common Stock of Century Communications. As a percent of the Class A Common Stock of Century Communications, this ownership by the above-named persons is deemed to be 60.3%, 60.3% and 3.8%, respectively.

 (6) Consists of 45,656 shares of Class A Common Stock of Century Communications as to which Mrs. Tow has sole voting and investment power. Includes the 664,194 shares set forth in (2) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (7) Consists   of  2,813,365  shares  of  Class   B  Common  Stock  of  Century
     Communications as to which Mrs. Tow has sole, and 20,537,599 shares of Class B Common Stock of Century Communications as

                                              (footnotes continued on next page)

(footnotes continued from previous page) to which she shares, voting and investment power. Includes the 18,946,095 shares set forth in (3) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (8) Based solely upon information contained in Amendment No. 5 to a Statement on Schedule 13G filed with the Commission on January 19, 1996. According to said Schedule 13G, certain Putnam investment managers (together with their parent corporations, Putnam Investment, Inc. and Marsh & McLennan Companies, Inc.) are considered 'beneficial owners' in the aggregate of 4,485,998 shares of Class A Common Stock of Century Communications, which shares were acquired for investment purposes by such investment managers for certain of their advisory clients.

 (9) Based solely upon information contained in Amendment No. 8 to a Statement on Schedule 13G filed with the Commission on June 10, 1996. The Capital Group Companies, Inc. has sole voting power with respect to 874,200 shares of Class A Common Stock of Century Communications and sole dispositive power with respect to 2,864,820 shares of Class A Common Stock of Century Communications. Capital Research Management Company has sole dispositive power with respect to 1,726,610 shares of Class A Common Stock of Century Communications.

(10) Based solely upon information contained in a Statement on Schedule 13D filed with the Commission on July 2, 1992. The Company has agreed pursuant to an agreement dated July 2, 1992 between it and Citizens that, subject to certain conditions, upon the request of Citizens, it will file up to two registration statements under the Act in order to permit Citizens to offer and sell, pursuant to such registration statement(s), such shares of Class A Common Stock of Century Communications.

(11) Based solely upon information contained in Amendment No. 2 to a Statement on Schedule 13G filed with the Commission on March 12, 1996. Merrill Lynch & Co. , Inc., Merrill Lynch Group, Inc. and Princeton Services, Inc. each has shared voting and dispositive power with respect to 1,744,500 shares of Class A Common Stock of Century Communications, while Fund Asset Management, L.P. and Merrill Lynch Phoenix Fund, Inc. each has shared voting and dispositive power with respect to 1,669,500 shares of Class A Common Stock of Century Communications. The address of Princeton Services, Inc., Fund Asset Management, L.P. and Merrill Lynch Phoenix Fund, Inc. is 800 Scudders Mills Road, Plainsboro, New Jersey 08536.

                             ELECTION OF DIRECTORS

     Eight persons have been nominated for election as Directors to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and qualified. All of the nominees are currently Directors. The Directors will be elected by vote of a plurality of the combined voting power of all shares of Class A Common Stock and Class B Common Stock present and voting at the Annual Meeting, voting together as a single class, with each share of Class A Common Stock having one vote and each share of Class B Common Stock having 15 votes.

     The Company, Century Communications and Citizens have entered into the Stock Transfer Agreement which provides, among other things, that so long as Citizens is the holder and beneficial owner of any shares of Convertible Redeemable Preferred Stock of the Company and Century Communications is the holder and beneficial owner of any shares of Common Stock of the Company, Century Communications will vote its shares of Common Stock for the election to the Board of

Directors of the Company of one person designated by Citizens and Citizens will vote its shares of Common Stock for the election to the Board of Directors of the Company of all persons designated by Century Communications. At such time as Citizens is no longer the holder and beneficial owner of any shares of Convertible Redeemable Preferred Stock of the Company, Century Communications and Citizens will vote their respective shares of Common Stock of the Company for the election to the Board of Directors of the Company of the person or persons designated by each other, with each party having the right to designate the number of persons that is in proportion to the voting power of such party as compared to the combined voting power of both parties. If a fraction results, the number of persons to be designated by Citizens will be rounded down to the nearest whole number. Such voting arrangements, in accordance with Delaware law, will expire on August 30, 2001 unless extended by agreement of the parties. Pursuant to the Stock Transfer Agreement, Citizens has designated Daryl A. Ferguson and Century Communications has designated Bernard P. Gallagher, Rudy J. Graf, William M. Kraus, David Z. Rosensweig, Scott N. Schneider, Peter J. Solomon and Frank Tow as nominees for Directors. See 'Principal Shareholders of the Company.'

     The persons named in the accompanying proxy will vote for the election of such nominees unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for a substitute nominee or nominees designated by the Board or the respective party to the Stock Transfer Agreement or, if no substitute nominee or nominees are so designated, that the membership of the Board will be reduced to a number equal to the number of such nominees. The Board has no reason to believe that any of the nominees listed below will not be available for election as a Director.

     The following table sets forth the name of each nominee, his age, the year he was elected a Director of the Company, his principal occupation, other business experience during the last five years, other directorships in publicly-held corporations and ownership of shares of Class A Common Stock of the Company as of September 9, 1996.

                                                                                    NUMBER OF SHARES
         NOMINEE, AGE, YEAR               PRINCIPAL OCCUPATION, OTHER BUSINESS        BENEFICIALLY         PERCENT
       FIRST BECAME DIRECTOR               EXPERIENCE AND OTHER DIRECTORSHIPS           OWNED(1)           OF CLASS
- ------------------------------------  --------------------------------------------- -----------------      --------

Daryl A. Ferguson ..................  Mr. Ferguson has been the President and Chief Class A:    6,386(6)     *
  Age: 57                             Operating  Officer  of  Citizens  since  June
  Director since August 1991          1990.   Mr.   Ferguson  was   Vice  President
                                      Administration of  Citizens  from  July  1989
                                      through  March 1990 and Senior Vice President
                                      Operations  of  Citizens   from  March   1990
                                      through  June 1990.  From April  1986 through
                                      July 1989, he was  President and Chief  Exec-
                                      utive  Officer of Microtecture Corporation, a
                                      communications corporation.

                                                                                    NUMBER OF SHARES
         NOMINEE, AGE, YEAR               PRINCIPAL OCCUPATION, OTHER BUSINESS        BENEFICIALLY         PERCENT
       FIRST BECAME DIRECTOR               EXPERIENCE AND OTHER DIRECTORSHIPS           OWNED(1)           OF CLASS
- ------------------------------------  --------------------------------------------- -----------------      --------
Bernard P. Gallagher(3) ............  Mr. Gallagher has been Chairman of the  Board Class A:  161,308(7)     *
  Age: 49                             and  Chief Executive  Officer of  the Company
  Director since March 1991           since August 1991 and has been a Director  of
                                      the  Company since March  1991. From February
                                      1990  to  August  1991,  Mr.  Gallagher   was
                                      President  and Chief Operating Officer of the
                                      Company. He has  been a  director of  Century
                                      Communications   since   October   1990   and
                                      President  and  Chief  Operating  Officer  of
                                      Century  Communications  since  October 1989.
                                      From 1979  to  October  1989,  Mr.  Gallagher
                                      served  in  various  financial  and executive
                                      capacities at  Comcast Corporation,  a  cable
                                      television  and  cellular  telephone company,
                                      and   its   subsidiaries,   including    Vice
                                      President and Treasurer from November 1984 to
                                      October 1989.

Rudy J. Graf .......................  Mr.   Graf  has  been   President  and  Chief Class A:  103,189(8)     *
  Age: 47                             Operating  Officer  and  a  Director  of  the
  Director since August 1991          Company   since  August  1991  and  was  Vice
                                      President, Operations  of  the  Company  from
                                      November   1990  to  August  1991.  Prior  to
                                      joining  the  Company,  Mr.  Graf  served  in
                                      various   executive   capacities,   including
                                      Regional Vice President from December 1987 to
                                      July 1990 of  Metromedia Company, a  cellular
                                      telephone company.

William M. Kraus(2)(4)(5) ..........  Mr.  Kraus  is  the Chairman  of  Kraus Sikes Class A:    4,840(9)     *
  Age: 70                             Inc., a publishing company, and has been such
  Director since August 1991          since 1985. From 1983 to 1985, he was a  Vice
                                      President  of  The  Equitable  Life Assurance
                                      Society of the  United States.  From 1979  to
                                      1983,   Mr.  Kraus  held   positions  as  the
                                      Secretary of the Department of Development of
                                      the State of  Wisconsin and  as Assistant  to
                                      the  Governor of the  State of Wisconsin. Mr.
                                      Kraus  has   been  a   director  of   Century
                                      Communications since 1986.

                                                                                    NUMBER OF SHARES
         NOMINEE, AGE, YEAR               PRINCIPAL OCCUPATION, OTHER BUSINESS        BENEFICIALLY         PERCENT
       FIRST BECAME DIRECTOR               EXPERIENCE AND OTHER DIRECTORSHIPS           OWNED(1)           OF CLASS
- ------------------------------------  --------------------------------------------- -----------------      --------
David Z. Rosensweig(2)(3)(4) .        Mr.   Rosensweig  has  been  a  Director  and Class A:    7,851(10)    *
  Age: 70                             Secretary of the  Company since  the date  of
  Director since 1988                 its  incorporation  in  1988  and  of Century
                                      Communications since 1985. Mr. Rosensweig  is
                                      a  member of the  New York law  firm of Leavy
                                      Rosensweig &  Hyman,  which acts  as  general
                                      counsel    to   the   Company   and   Century
                                      Communications. He  has been  practicing  law
                                      since 1948.

Scott N. Schneider .................  Mr.  Schneider has been a Director and Senior Class A:   93,738(11)       *
  Age: 38                             Vice President, Chief  Financial Officer  and
  Director since August 1991          Treasurer  of the Company  since August 1991.
                                      He was a Vice President and Controller of the
                                      Company from the date of its incorporation in
                                      1988 to August 1991.  Mr. Schneider has  been
                                      Senior   Vice  President   and  Treasurer  of
                                      Century Communications  since June  1991  and
                                      has  been an  Assistant Secretary  of Century
                                      Communications since October  1986. He was  a
                                      Vice President of Century Communications from
                                      October  1986 to June 1991 and was Controller
                                      of Century Communications  from 1985 to  June
                                      1991.

Peter J. Solomon(5) ................  Mr.  Solomon  has been  Chairman of  Peter J. Class A:   26,379(12)    *
  Age: 58                             Solomon  Company   Limited,   an   investment
  Director since December             banking company, since May 1989. From 1985 to
  1991                                May 1989, he was a Vice Chairman and a member
                                      of  the Board of Directors of Shearson Lehman
                                      Hutton  Inc.  and  its  predecessor   organi-
                                      zations. From 1981 to 1985, he was a Managing
                                      Director of Shearson Lehman Brothers Inc. and
                                      its  predecessor  organizations.  Mr. Solomon
                                      has been a director of Century Communications
                                      since 1987. Mr. Solomon is also a director of
                                      Charrette  Corporation,  Culbro  Corporation,
                                      Monro   Muffler/Brake,  Inc.,  Office  Depot,
                                      Inc., and Phillips-VanHeusen Corporation.

                                                                                    NUMBER OF SHARES
         NOMINEE, AGE, YEAR               PRINCIPAL OCCUPATION, OTHER BUSINESS        BENEFICIALLY         PERCENT
       FIRST BECAME DIRECTOR               EXPERIENCE AND OTHER DIRECTORSHIPS           OWNED(1)           OF CLASS
- ------------------------------------  --------------------------------------------- -----------------      --------
Frank Tow ..........................  Mr.  Tow   has  been   employed  by   Century Class A:      -0-        *
  Age: 40                             Communications  as  an Executive  Director of
  Director since October 1994         Century Advertising, its in-house advertising
                                      department, since  September 1992.  From  May
                                      1990  to  August  1992,  he  was  an  Account
                                      Supervisor  for  Earle,  Palmer,  Brown   and
                                      Spiro,  an advertising agency.  From May 1989
                                      to April 1990, he was a Marketing Manager for
                                      Century Communications. Frank Tow is the  son
                                      of Leonard and Claire Tow.

- ------------

   * Less than 1%.

 (1) As used in this table, 'beneficial ownership' means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

 (2) Member of the Compensation Committee.

 (3) Member of the Executive Committee.

 (4) Member of the Employee Stock Option Committee and the 1993 Management Equity Incentive Plan Committee.

 (5) Member of the Audit Committee.

 (6) Consists of 5,760 shares which Mr. Ferguson owns directly and 626 shares which Mr. Ferguson has the right to acquire pursuant to a stock option grant.

 (7) Consists of 95,130 shares as to which Mr. Gallagher is the record and beneficial holder and 66,178 shares which Mr. Gallagher has the right to acquire pursuant to stock option grants.

 (8) Consists of 19,071 shares as to which Mr. Graf is the record and beneficial holder and 44,118 shares which Mr. Graf has the right to acquire pursuant to stock option grants and 40,000 shares granted to Mr. Graf under the 1993 Management Equity Incentive Plan.

 (9) Consists of 4,214 shares as to which Mr. Kraus or his spouse is the record and beneficial holder directly and 626 shares which Mr. Kraus has the right to acquire pursuant to stock option grants.

(10) Consists of 4,653 shares as to which Mr. Rosensweig is the record and beneficial holder and 3,198 shares which Mr. Rosensweig has the right to acquire pursuant to stock option grants.

(11) Consists of 58,149 shares as to which Mr. Schneider is the record and beneficial holder and 35,589 shares which Mr. Schneider has the right to acquire pursuant to stock option grants.

(12) Consists of 25,753 shares as to which Mr. Solomon is the record and beneficial holder and 626 shares which Mr. Solomon has the right to acquire pursuant to stock option grants.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors met six times and acted four times by unanimous written consent during the fiscal year ended May 31, 1996. Each Director attended at least 75% of the total number of meetings of the Board of Directors and the committees of which said Director was a member.

     The Compensation Committee, whose members are noted above, makes recommendations to the Board of Directors concerning the salary and cash bonus compensation for the Company's Chief Executive Officer and determines the salary and cash bonus compensation for the Company's other executive officers and senior management. The Compensation Committee also administers the Company's 1991 Employee Stock Purchase Plan, Incentive Award Plan and 1991 Stock Equivalent Plan. The 1993 Management Equity Investment Plan is administered by a separate committee whose membership is the same as the Stock Option Committee. The Compensation Committee determines the participants and selects the recipients of awards or units under the 1991 Employee Stock Purchase Plan and the 1991 Stock Equivalent Plan and the amount and terms of compensation granted under each plan. The Compensation Committee met twice during the fiscal year ended May 31, 1996.

     The Employee Stock Option Committee, whose members are noted above, administers the Company's 1991 Employee Stock Option Plan (the 'Employee Stock Option Plan') insofar as it relates to employees. The Employee Stock Option Committee determines the recipients (other than non-employee Directors) of options under the Employee Stock Option Plan and the provisions of options granted under such plan, including the option price, term and number of shares subject to option. The Employee Stock Option Committee met once during the fiscal year ended May 31, 1996.

     The Executive Committee, whose members are noted above, is empowered, except as limited by the laws of the State of Delaware, to function with the full power of the Board of Directors when the Board is not meeting. The Executive Committee met once during the fiscal year ended May 31, 1996.

     The Audit Committee, whose members are noted above, recommends to the Board of Directors the independent auditors to be selected for the Company and reviews the following matters with the independent auditors: scope and results of the independent audits; corporate accounting; internal accounting control procedures; adequacy and appropriateness of financial reporting to shareholders; and such other related matters as the Audit Committee considers to be appropriate. The Audit Committee met twice during the fiscal year ended May 31, 1996.

     The Company has not designated a nominating committee or other committee performing a similar function. Such matters, to the extent not dealt with pursuant to the Stock Transfer Agreement, are discussed by the Board as a whole.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended May 31, 1996 (collectively, the 'Named Executives') for each of the Company's last three fiscal years. Certain of the Company's executive officers, including the Chairman of the Board and Chief Executive Officer, did not receive any cash compensation directly from the Company during the fiscal years ended May 31,

1994, 1995 and 1996 but in accordance with the Services Agreement were compensated by Century Communications. See 'Certain Relationships and Related Transactions.'

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                               ----------------------------
                                                                                          AWARDS
                                                                               ----------------------------
                                                       ANNUAL COMPENSATION                      RESTRICTED
                                                       --------------------                       STOCK           ALL OTHER
     NAME AND PRINCIPAL POSITION        FISCAL YEAR     SALARY      BONUS        SARS(#)        AWARDS($)      COMPENSATION($)
- -------------------------------------   -----------    --------    --------    ------------    ------------    ---------------

Bernard P. Gallagher ................       1996            -0-         -0-           -0-             -0-              -0-
  Chairman of the Board                     1995            -0-         -0-        75,000(2)          -0-              -0-
  and Chief Executive Officer               1994            -0-         -0-           -0-             -0-              -0-

Rudy J. Graf ........................       1996       $189,575    $120,000           -0-        $322,500(1)       $ 4,834(4)
  President and Chief Operating             1995        175,000      75,000        50,000(2)      315,000(3)         4,630(4)
  Officer                                   1994        151,666      60,000           -0-             -0-            2,188(4)

Phillip Mayberry ....................       1996        146,824      60,000           -0-         161,250(1)         2,962(4)
  Senior Vice President, Operations         1995        140,000      50,000        25,000(2)      157,500(3)         2,800(4)
                                            1994        116,666      50,000           -0-             -0-            1,750(4)

Thomas Cogar ........................       1996        128,385      50,000           -0-          32,250(1)         3,221(4)
  Vice President, Engineering               1995        120,000      50,000        20,000(2)      118,125(3)         2,825(4)
                                            1994        102,500      30,000           -0-             -0-            1,500(4)

Robert Braden .......................       1996        136,719      50,000           -0-         129,000(1)         5,002(4)
  Vice President, Network Services          1995         95,000      25,000        20,000(2)       47,250(3)         1,250(4)
                                            1994         52,412         -0-           -0-             -0-              -0-

- ------------

(1) Options granted in 1996 with respect to fiscal 1996.

(2) Options to acquire shares of Class A Common Stock of the Company that were granted in December 1994 with respect to fiscal 1995.

(3) The value indicated is based on the closing price of the Class A Common Stock of the Company on July 26, 1995 and August 21, 1995, the dates of grant. The aggregate number and value (based on the closing price of the Class A Common Stock of the Company at May 31, 1996, the last trading day of fiscal 1996) of the restricted shares held by the Named Executives at May 31, 1995 was: Mr. Graf -- 40,000, $680,000; Mr. Mayberry -- 20,000,
    $340,000;  Mr. Cogar --  9,500, $161,500; and Mr.  Braden -- 3,000, $51,000.
    The restrictions on transferability lapse on the fifth anniversary date of the date of grant and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The award recipient has the right to receive dividends and other distributions paid on the shares of restricted stock.

(4) Consists of matching contributions made by the Company on behalf of the Named Executives in fiscal 1996, 1995 and 1994, respectively, under the Company's Retirement Investment Plan.

EMPLOYMENT AGREEMENTS

     During fiscal 1994, the Company entered into employment agreements with three of its executive officers: Rudy J. Graf, President and Chief Operating Officer, Philip Mayberry, Senior Vice President-Operations, and Thomas Cogar, Vice President-Engineering. In addition, during fiscal 1996, the Company entered into an employment agreement with Robert Braden, Vice President-Network Services. A summary of each employment agreement is set forth below.

     The agreement between the Company and Mr. Graf provides for the employment by the Company of Mr. Graf as its chief operating officer for a term of five years commencing on January 1, 1994. The base salary provided for in the agreement is $175,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Graf is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock-related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Graf with an automobile for his use in the performance of his duties. In the event of Mr. Graf's death during the term of the agreement, payments equal to 50% of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Graf's permanent disability during such term, payments equal to 100% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Graf will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable.

     The agreement between the Company and Mr. Mayberry provides for the employment by the Company of Mr. Mayberry as its officer in charge of the day-to-day functioning of the Company's various systems and its operations for a term of five years commencing on January 1, 1994. The base salary provided for in the agreement is $140,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Mayberry is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock-related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Mayberry with an automobile for his use in the performance of his duties. In the event of Mr. Mayberry's death during the term of the agreement, payments equal to 50% of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Mayberry's permanent disability during such term, payments equal to 100% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Mayberry will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable.

     The agreement between the Company and Mr. Cogar provides for the employment by the Company of Mr. Cogar as the chief engineering officer of the Company for a term of five years commencing on January 1, 1994. The base salary provided for in the agreement is $120,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Cogar is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock-related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Cogar with an automobile for his use in the performance of his duties. In the event of Mr. Cogar's death during the term of the agreement, payments equal to 50% of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Cogar's permanent disability during such term, payments equal to 100% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Cogar will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable.

     The agreement between the Company and Mr. Braden provides for the employment by the Company of Mr. Braden as its officer in charge of network services for a term of three years and three months commencing on September 1, 1995. The base salary provided for in the agreement is $125,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Braden is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock-related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. In the event of Mr. Braden's death during the term of the agreement, payments equal to 50% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer, and in the event of Mr. Braden's permanent disability during such term, payments equal to 100% of the base salary shall continue to be made for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Braden will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable.

STOCK OPTIONS

     No stock options were granted to any of the Named Executives during fiscal 1996.

     The table below summarizes the exercise of stock options during fiscal 1996 by the Named Executives and provides information as to the unexercised stock options held by them at the end of the 1996 fiscal year.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1996
                   AND FISCAL YEAR-END 1996 OPTION/SAR VALUES

                                                                                    NUMBER OF
                                                                                     SHARES            VALUE OF
                                                                                   UNDERLYING         UNEXERCISED
                                                                                   UNEXERCISED       IN-THE-MONEY
                                                                                 OPTIONS/SARS AT    OPTIONS/SARS AT
                                                                                  FY-END(#)(1)       FY-END($)(1)
                                                   SHARES                        ---------------   -----------------
                                                  ACQUIRED          VALUE         EXERCISABLE/       EXERCISABLE/
                    NAME                       ON EXERCISE(#)   REALIZED($)(1)    UNEXERCISABLE      UNEXERCISABLE
- ---------------------------------------------  --------------   --------------   ---------------   -----------------

Bernard P. Gallagher.........................      46,521          $734,178       66,178/85,589    $389,790/$260,520
Rudy J. Graf.................................      19,383           267,292       44,118/48,530      259,855/111,843
Phillip Mayberry.............................       6,203            86,780       17,794/43,199        99,006/48,193
Thomas Cogar(2)..............................       9,304           146,638       13,381/18,347        73,012/37,015
Robert Braden................................       - 0 -             - 0 -        4,000/16,000         5,000/20,000

                                                        (footnotes on next page)

(footnotes from previous page)

- ------------

(1) Calculated by determining the difference between the exercise price and the closing price of the Company's Class A Common Stock on the exercise date or May 31, 1996, as the case may be.

(2) Includes shares owned by his spouse.

DIRECTOR COMPENSATION

     During the fiscal year ended May 31, 1996, each Director who was not also an employee of the Company received quarterly retainers of $3,000 plus a uniform fee of $750 for each Board and committee meeting attended. In addition, options for 1,000 shares of Class A Common Stock were automatically granted under the 1993 Non-Employee/Officer Directors' Stock Option Plan to each person who was a non-employee/officer Director on the date of the 1995 annual meeting of shareholders of the Company. During such period, Directors who were also employees of the Company received no remuneration for attendance at Board and committee meetings. The Company believes that such compensation is consistent with compensation paid to directors in comparable public companies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended May 31, 1996, the members of the Compensation Committee were William M. Kraus and David Z. Rosensweig. Mr. Rosensweig also serves as Secretary of the Company and Century Communications. Mr. Rosensweig is a member of Leavy Rosensweig & Hyman, which acts as general counsel to the Company and Century Communications. During fiscal 1996, the Company and Century Communications paid a total of approximately $518,000 and $1,772,000, respectively, for legal services and disbursements to Leavy Rosensweig & Hyman.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Certain of the executive, managerial and engineering services required by the Company are supplied to it by its parent company, Century Communications, under the Services Agreement (as herein defined), pursuant to which Century Communications provides the Company with the services of Bernard P. Gallagher, as its Chief Executive Officer, and other officers. See 'Certain Relationships and Related Transactions.' Accordingly, the Compensation Committee does not set the compensation of Mr. Gallagher.

     The Compensation Committee sets the compensation level of the Company's President and Chief Operating Officer, Rudy J. Graf, its Senior Vice President for Operations, Phillip Mayberry, its Vice President of Network Services, Robert Braden, and its Vice President for Engineering, Thomas Cogar. The Compensation Committee is mindful of the Company's commitment to being a provider of quality cellular telephone and related services in the areas in which it operates. To realize these objectives, the Company's compensation levels must be such as to motivate and retain these individuals.

     The compensation to these executives consists of base salary and cash bonus compensation. Effective January 1, 1994 the Company entered into employment agreements with each of Messrs. Graf, Mayberry and Cogar. Effective September 1, 1995, the Company entered into an employment agreement with Mr. Braden. Each agreement provides, among other things, (i) for a term of five years commencing January 1, 1994 (three years and three months commencing September 1, 1995 in the case of Mr. Braden), (ii) for the payment of a specified base salary, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index, and (iii) for the payment of a cash bonus or the award or grant of stock options, shares of the Company's stock or other incentive or stock-related awards in the discretion of the Board of Directors or a committee thereof. See 'Employment Agreements.' Mr. Graf is the Company's president and is employed as its chief operating officer at a base salary of $175,000 per year. Mr. Mayberry is employed as an operations officer at a base salary of $140,000 per year. Mr. Cogar is employed as chief engineering officer of the Company at a base salary of $120,000 per year. Mr. Braden is employed as vice president of network services of the Company at a base salary of $125,000 per year. In setting the compensation level of Rudy J. Graf, Phillip Mayberry, Thomas Cogar and Robert Braden (the executives other than Bernard P. Gallagher referenced in the Summary Compensation Table), the Compensation Committee relied primarily upon the recommendation of Mr. Gallagher, the Chairman and Chief Executive Officer of the Company, as the person in the best position to judge the respective performances of said individuals. In this regard the Compensation Committee took into consideration Mr. Gallagher's evaluation of the contributions of said individuals toward (i) increasing revenues, (ii) increasing the number of subscribers, (iii) increasing cash flow, (iv) meeting budgetary objectives, and (v) continuing the development of the managerial infrastructure of the Company. The Compensation Committee believes the compensation of Messrs. Graf, Mayberry, Braden and Cogar to be appropriate.

     The Compensation Committee administers the Company's 1991 Employee Stock Purchase Plan, Incentive Award Plan and 1991 Stock Equivalent Plan and from time to time makes grants in accordance with the terms of such plans. No such grants were made in fiscal 1996.

     The Compensation Committee does not administer the Company's 1993 Management Equity Incentive Plan, Employee Stock Option Plan or the
Non-Employee/Officer Director Stock Option Plan. Rather, the Employee Stock Option Committee administers and makes grants under the Company's Employee Stock Option Plan, the 1993 Management Equity Incentive Plan Committee administers the 1993 Management Equity Incentive Plan and the Non-Employee/Officer Director Stock Option Plan, which is designed to link a portion of total compensation to performance as reflected in the appreciation in the price of the Company's Class A Common Stock on a long-term basis, is self-operating. The 1993 Management Equity Incentive Plan Committee made the following grants on August 21, 1995:
Rudy J. Graf, 20,000 shares; Phillip Mayberry, 10,000 shares; Thomas Cogar, 2,000 shares; and Robert Braden, 8,000 shares.

                                          Compensation Committee

                                          William M. Kraus
                                          David Z. Rosensweig

     The Compensation Committee's recommendations for compensation for fiscal 1996 were accepted by the Board of Directors.

PERFORMANCE GRAPH

     The following graph compares the total returns (assuming reinvestment of dividends) on the Company's Class A Common Stock, the Nasdaq Stock Market -- US Index (which includes the Company) and a peer group index consisting of four corporations in the cellular telephone business selected by the Company in good faith. The corporations included in the peer group are Commnet Cellular Inc., Cellular Communications Inc. -- New, Vanguard Cellular Systems Inc. and Nextel Communications Inc. McCaw Cellular which had previously been included in the peer group was deleted because it was acquired in September 1994 by AT&T Wireless. The graph assumes $100 invested in the Company's Class A Common Stock or in each of the indices on December 3, 1992, including the reinvestment of dividends, if any.

                 COMPARISON OF 54 MONTH CUMULATIVE TOTAL RETURN
     AMONG CENTENNIAL CELLULAR CORP., THE NASDAQ STOCK MARKET -- U.S. INDEX
                                AND A PEER GROUP

                              [PERFORMANCE GRAPH]

                                                                12/31/91    5/92    5/93    5/94    5/95    5/96
  Centennial Cellular Corp.                                       $100      $ 78    $ 83    $116    $ 82    $101
  Nasdaq Stock Market -- US Index                                 $100      $110    $133    $140    $166    $241
  Peer Group                                                      $100      $102    $147    $209    $126    $162

BENEFICIAL OWNERSHIP BY MANAGEMENT

     The following table sets forth, as of September 9, 1996, certain information with respect to the beneficial ownership of shares of Class A Common Stock by certain Named Executives of the Company and all Directors, nominees for Director and executive officers as a group. See 'Election of Directors' for ownership by Directors, nominees for Director and the Named Executives not listed below.

                                                                       TITLE OF    SHARES OF STOCK        PERCENT
                                NAME                                    CLASS     BENEFICIALLY OWNED      OF CLASS
- --------------------------------------------------------------------   --------   ------------------      --------

Phillip Mayberry....................................................   Class A           46,232(1)           *
Thomas Cogar........................................................   Class A           32,530(2)           *
Robert Braden.......................................................   Class A           15,000(3)           *
All Directors and executive officers as a group (15 persons)........   Class A          731,074(4)           *
                                                                       Class B            - 0 -

- ------------

*  Less than 1%.

(1) Consists of 8,438 shares as to which Mr. Mayberry is the record and beneficial owner and 17,794 shares which Mr. Mayberry has the right to acquire pursuant to stock option grants and 20,000 shares granted pursuant to the 1993 Management Equity Incentive Plan.

(2) Consists of 5,494 shares as to which Mr. Cogar is the record and beneficial owner and 12,529 shares which Mr. Cogar has the right to acquire pursuant to stock option grants and 9,500 shares granted pursuant to the 1993 Management Equity Incentive Plan. Also includes 4,155 shares as to which Mrs. Cogar is the record and beneficial owner and 852 shares which Mrs. Cogar has the right to acquire pursuant to stock option grants.

(3) Consists of 4,000 shares which Mr. Braden has the right to acquire pursuant to stock option grants and 11,000 shares granted pursuant to the 1993 Management Equity Incentive Plan.

(4) Consists of 358,359 shares owned directly by such persons and 292,215 shares which may be acquired by such persons pursuant to stock option grants and 80,500 shares granted pursuant to the 1993 Management Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Century Communications and the Company have entered into a Services Agreement, dated August 30, 1991, as subsequently amended (the 'Services Agreement'), pursuant to which Century Communications through its personnel provides such design, construction, management, operational, technical and maintenance services to the Company as may be necessary, or as Century Communications determines may be appropriate, for the cellular telephone, paging and related systems owned and operated by the Company (the 'Controlled Systems'). Such services also include, but are not limited to, providing all the services necessary for the monitoring, to the extent possible, of the activities of the limited partnerships in which the Company has investment interests in such manner as to protect the interests of the Company. Such services have historically been provided to the Company by Century Communications. The Company believes that it is in its best interest for Century Communications to continue to provide such services until, in the judgment of the Board of Directors of the Company, the Company has established its own executive management team capable of providing such services. There is no annual fee paid or to be paid to Century Communications under the Services Agreement. As consideration for the services rendered and to be rendered under the Services Agreement, the Company issued to Century Communications the Second Series Convertible Redeemable Preferred Stock valued at $5,000,000.

     The Services Agreement had an original term of five years to automatically terminate earlier upon the occurrence of (i) the conversion of 25% or more (on a cumulative basis) of the shares of Convertible Redeemable Preferred Stock originally issued to Citizens or (ii) the determination by the Board of Directors of the Company that the Company had established its own executive management team to provide all the services and assume all the duties of Century Communications under the Services Agreement. Because a majority of the Company's Directors are affiliated with Century Communications, the Board of Directors of the Company would face a conflict of interest in determining that the Company had established its own management team to provide all the services and assume all the duties of Century Communications under the Services Agreement. All of the services rendered by Century Communications under the Services Agreement are subject to the general approval, authority, oversight and review of the Company.

     The Company is obligated to reimburse Century Communications for all costs incurred by Century Communications or its affiliates (excluding the Company and its subsidiaries) that are directly attributable to the design, construction, management, operation and maintenance of the Controlled Systems or to the performance by Century Communications of its other duties under the Services Agreement, including all fees and expenses paid to third parties and the out-of-pocket expenses incurred by Century Communications or its affiliates (excluding the Company and its subsidiaries) in respect of its employees who are engaged in the performance of services for the cellular systems controlled by the Company.

     The Company has also agreed to indemnify, defend and hold harmless Century Communications and its affiliates from any claims, costs, damages (including consequential damages), losses or expenses (including reasonable attorneys'
fees) arising out of or relating to the Services Agreement or Century Communications' performance of its responsibilities thereunder, except where attributable to the gross negligence or willful misconduct of Century Communications. Any liability of Century Communications to the Company that results from its willful misconduct or gross negligence is limited to the aggregate amount of $5,000,000.

     Effective August 30, 1996, the term of the Services Agreement was extended to August 31, 1997, during which time Century Communications and the Company will confer regarding the possible renewal or extension of the Services Agreement beyond such date and will engage in good faith negotiations regarding additional consideration to be paid to Century Communications for services rendered beyond the expiration of the original initial term of the Services Agreement. The parties have agreed that the amount of such additional compensation will not be less than the value of the services rendered by Century Communications.

     The Company leases space for the mobile telephone switching office serving the Southwestern cluster and space on an antenna tower in the Southwestern cluster from Century Communications for a current annual rental of approximately $1,200. The Company also leases certain space for equipment in Puerto Rico from Century-ML Cable Corp. ('Century-ML'), which is 50% owned by Century Communications. The current annual rent is approximately $2,400. Furthermore, the Company leases certain office space in Puerto Rico to Century-ML for a current annual rent of $68,850. The Company is engaged in negotiations with Century-ML for the use of certain of Century-ML's plant and equipment for use in connection with the Company's intra-island telecommunications service in Puerto Rico. The

Company believes that the above transactions and contemplated transactions between it and Century Communications and/or Century-ML are or will be, as the case may be, on terms no less favorable to the Company than would be obtainable at that time in comparable transactions with unaffiliated parties.

     With respect to the Company's controlled systems in Elkhart, Fort Wayne and South Bend, Indiana, and Battle Creek and Kalamazoo, Michigan, Century Communications has the right to receive an amount equal to five percent of an incremental value over a base value received by the Company in the event the Company sells or otherwise disposes of any of such systems (a 'carried interest'). At any time following December 31, 1996, Century Communications has the right to force the Company to purchase the carried interest in any of such systems using an appraisal procedure to determine the price, if necessary. Century Communications also has a carried interest in the Controlled System in Roanoke, Virginia. Concurrently with the transaction between the Company and United States Cellular Corporation consummated on June 30, 1995, pursuant to which the Roanoke system was transferred by the Company, the Company assumed the obligation to compensate Century Communications for its carried interest in the Roanoke system.

     Leavy Rosensweig & Hyman, of which David Z. Rosensweig, a Director and Secretary of the Company, is a member, serves as general counsel to the Company and Century Communications. See 'Executive Compensation and Other Information -- Compensation Committee Interlocks and Insider Participation.'

     The Company believes that the transactions between it and Century Communications, Citizens and Leavy Rosensweig & Hyman are on terms no less favorable to the Company than would have been available from unaffiliated parties. The Company will continue to apply its policy that any transaction between the Company and any of its officers, Directors and principal shareholders be on terms no less favorable to the Company than would be obtainable at that time in comparable transactions with unaffiliated parties.

                RATIFICATION OF THE APPROVAL AND ADOPTION OF AN
             AMENDMENT TO THE 1993 MANAGEMENT EQUITY INCENTIVE PLAN

GENERAL

     The Board of Directors is submitting to shareholders for ratification the approval by the Board of Directors of an amendment to the Company's 1993 Management Equity Incentive Plan (the 'Equity Incentive Plan') increasing from 100,000 to 350,000 the number of shares of Class A Common Stock available for the grant of stock-based awards. A copy of the Equity Incentive Plan is included as Exhibit A to this Proxy Statement, and the following description is qualified in its entirety by the full text of the Equity Incentive Plan.

     The purpose of the Equity Incentive Plan is to provide additional compensation incentives for high levels of performance and productivity by officers and management employees of the Company's operations. The Equity Incentive Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding management employees upon whose judgment, initiative and efforts the continued success, growth and development of the Company are dependent.

     Officers and other employees of the Company or any subsidiary or other affiliate of the Company are eligible for selection to participate in the Equity Incentive Plan. Directors who are not employees or officers of the Company or any subsidiary or other affiliate of the Company are not eligible for participation in the Equity Incentive Plan. No determination has yet been made as to the employees who will be selected to participate and receive awards, the number of such awards to be granted or the amounts of awards to be distributed under the Equity Incentive Plan in the future. Since the adoption of the Equity Incentive Plan, the Company has acquired or agreed to acquire several cellular telephone systems and the business generated by its existing systems has grown substantially, all of which has resulted in an increase in the number of officers and other employees eligible for grants under the Equity Incentive Plan. The Company expects to continue to seek to acquire cellular telephone systems and/or related businesses which may further expand the number of officers and other eligible employees. Accordingly, the Board of Directors believes that the number of shares of Class A Common Stock reserved for use under the Equity Incentive Plan should be increased in order that stock-based awards continue to be available for grant.

SHARES SUBJECT TO THE PLAN

     Awards granted under the Equity Incentive Plan relate to shares of the Company's Class A Common Stock. Such shares may be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. No awards may be granted more than ten years after the effective date of the Equity Incentive Plan.

     Any shares of Class A Common Stock which were issued and have been forfeited or were subject to awards under the Equity Incentive Plan which have expired or terminated for any reason remain available for issuance with respect to the granting of awards during the term of the Equity Incentive Plan.

     The number and kind of securities as well as the terms of the securities which may be issued under the Equity Incentive Plan and pursuant to then outstanding awards are subject to adjustments resulting from any recapitalization, reclassification, stock dividend, split-up or consolidation of shares of Class A Common Stock, merger or consolidation of the Company, or other event affecting the Class A Common Stock.

ADMINISTRATION

     The Equity Incentive Plan is administered by the 1993 Management Equity Incentive Plan Committee (the 'Committee'). Subject to the express provisions of the Equity Incentive Plan, the Committee is authorized to (i) determine and designate from time to time those eligible employees or groups of eligible employees to whom awards are to be granted; (ii) grant awards to eligible employees; (iii) determine the form or forms of award to be granted to any eligible employee; (iv) determine the amount or number of shares of Class A Common Stock, including restricted stock or deferred stock if the Committee so determines, subject to each award; (v) determine the terms and conditions (which need not be identical) of each award; (vi) establish and modify performance objectives; (vii) determine whether and to what extent eligible employees shall be allowed or required to defer receipt of any awards or other amounts payable under the Equity Incentive Plan to the occurrence of a specified date or event;
(viii) determine the price at which shares of Class A Common Stock may be offered under each award, which price may be zero; (ix) interpret, construe and administer the Equity Incentive Plan and any related award agreement and define the terms employed therein; and (x) make all of the determinations necessary or advisable with respect to the Equity Incentive Plan or any award granted thereunder.

AWARDS

     In order to enable the Company and the Committee to respond quickly to significant developments in applicable tax and other legislation and regulations and to trends in executive compensation practices, the Equity Incentive Plan authorizes the Committee to grant stock-based awards to employees eligible for selection to participate in the Equity Incentive Plan. Such stock-based awards consist of awards that are valued in whole or in part by reference to, or otherwise based on, the Company's Class A Common Stock and may include, but are not limited to, restricted stock, performance shares and deferred stock. Subject to the terms of the Equity Incentive Plan, the Committee may determine any and all terms and conditions of stock based awards. The total number of shares of Class A Common Stock which may be issued pursuant to all components of the Equity Incentive Plan may not exceed the limit stated above as it is proposed to be amended.

     Restricted stock consists of shares of the Company's Class A Common Stock that are granted outright or issued to employees for a nominal sum and are subject to forfeiture to the Company under circumstances specified by the Committee. Shares of restricted stock are not transferable by the employee until they are no longer subject to forfeiture. Unless otherwise specified by the Committee and except with respect to the applicable forfeiture conditions and transfer restrictions, an employee holding shares of restricted stock has all rights of a shareholder with respect to the shares including the right to vote the shares and to receive all dividends and distributions with respect to the shares.

     Payment or settlement of stock-based awards are to be in cash or in shares of the Company's Class A Common Stock or in any combination thereof as the Committee determines in its sole discretion. The Committee may permit the payment of withholding taxes due in connection with awards under the Equity Incentive Plan by the withholding of shares to be issued under the award or by the employee's delivery of other shares of Class A Common Stock of the Company.

AMENDMENT, TERMINATION AND EXPIRATION

     The Equity Incentive Plan is subject to amendment or termination at any time by the Company's Board of Directors. The Equity Incentive Plan may also be amended by the Committee provided that all such amendments are reported to the Board of Directors. However, no amendment will become effective unless approved by affirmative vote of the shareholders of the Company if such approval is necessary or desirable for the continued validity of the Equity Incentive Plan or its compliance with Rule 16b-3 or any successor rule under the Exchange Act or any other rule or regulation.

PROPOSED AMENDMENT

     If approved by the shareholders, the proposed amendment to the Equity Incentive Plan would increase the number of shares of Class A Common Stock available for grant under the Equity Incentive Plan from 100,000 to 350,000. No other changes to the Equity Incentive Plan are contemplated by the proposed amendment.

VOTE REQUIRED; RECOMMENDATION

     The affirmative vote of the holders of a majority of the combined voting power of all shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for the ratification of the approval and adoption of the amendment to the Equity Incentive Plan. The Board of Directors

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
recommends that shareholders vote FOR the ratification of the amendment to the Equity Incentive Plan.

                PROPOSED RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the firm of Deloitte & Touche LLP, independent accountants, to audit the accounts of the Company and its subsidiaries for the fiscal year ending May 31, 1997. In accordance with the Company's policy of seeking annual shareholder ratification of the selection of auditors, the Company requests that such selection be ratified by shareholders. The Company has been advised by Deloitte & Touche LLP that, except as described in the following sentence, neither that firm nor any of its partners has any other relationship, direct or indirect, with the Company or its subsidiaries. Deloitte & Touche LLP has also been selected by the Board of Directors of Century Communications to audit the accounts of Century Communications for its fiscal year ending May 31, 1997. The Company expects representatives of Deloitte & Touche LLP to be present at the Annual Meeting, and such representatives will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

VOTE REQUIRED; RECOMMENDATION

     A majority of the votes cast by the holders of all shares of Class A Common Stock and Class B Common Stock present in person or by proxy and voting at the Annual Meeting is required for ratification of the selection of Deloitte & Touche LLP. The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1997.

                             SHAREHOLDER PROPOSALS

     If a shareholder wishes to submit a proposal for inclusion in the proxy statement for the 1997 Annual Meeting of Shareholders, such proposal must be received by the Company not later than May 28, 1997.

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
                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any other business which others intend to bring before the Annual Meeting. However, if any other matter should properly come before the Annual Meeting or any adjournment of the Annual Meeting, the persons named in the accompanying proxy intend to vote on such matters as they, in their discretion, may determine.

                                          By Order of Board of Directors
                                          DAVID Z. ROSENSWEIG
                                          DAVID Z. ROSENSWEIG,
                                          Secretary

Dated: September 25, 1996

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     ON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED WITHOUT CHARGE FROM SCOTT N. SCHNEIDER, ASSISTANT SECRETARY, CENTENNIAL CELLULAR CORP., 50 LOCUST AVENUE, NEW CANAAN, CONNECTICUT 06840.

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
                                                                       EXHIBIT A

                           CENTENNIAL CELLULAR CORP.
               1993 MANAGEMENT EQUITY INCENTIVE PLAN, AS AMENDED

1. PURPOSE

     The purpose of the Centennial Cellular Corp. 1993 Management Equity Incentive Plan (the 'Plan') is to provide additional compensation incentives for high levels of performance and productivity by officers and management employees of the Company's operations. The Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding management employees upon whose judgment, initiative and efforts the continued success, growth and development of the Company are dependent.

2. DEFINITIONS

     When used herein, the following terms shall have the following meanings:

          (a)  'Affiliate'  means  any   company  controlled  by  the   Company,
     controlling the Company or under common control with the Company, as determined by the Committee.

          (b) 'Award' means an award granted to any Eligible Employee in accordance with the provisions of the Plan.

          (c) 'Award Agreement' means the written agreement or certificate evidencing each Award granted to an Eligible Employee under the Plan.

          (d) 'Beneficiary' means the beneficiary or beneficiaries designated pursuant to Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Employee.

          (e) 'Board' means the Board of Directors of the Company.

          (f) 'Company' means Centennial Cellular Corp. and its successors and assigns.

          (g) 'Committee' means the Committee appointed by the Board pursuant to
     Section 10.

          (h) 'Deferred Stock' means Stock credited to an Eligible Employee under the Plan subject to the requirements of Section 7 and such other restrictions as the Committee deems appropriate or desirable.

          (i) 'Effective Date' means August 17, 1993.

          (j) 'Eligible Employee' means an employee or officer of any Participating Company whose responsibilities and decisions, in the judgment of the Committee, directly affect the management, growth, performance or profitability of any Participating Company. Where required by the context, 'Eligible Employee' includes an individual who has been granted an Award but is no longer an employee or officer of any Participating Company.

          (k) 'Fair Market Value' means, unless another reasonable method for determining fair market value is specified by the Committee, the closing price of a share of Stock as reported on NASDAQ (or if such shares are listed on a national securities exchange as reported on such exchange) for the date in question.

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
          (l) 'Participating Company' means the Company or any subsidiary or other affiliates of the Company.

          (m) 'Performance Share' means a performance share subject to the requirements of Section 5 and awarded in accordance with the terms of the Plan.

          (n) 'Plan' means the Centennial Cellular Corp. 1993 Management Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

          (o) 'Restricted Stock' means Stock delivered under the Plan subject to the requirements of Section 6 and such other restrictions as the Committee deems appropriate or desirable.

          (p) 'Stock' means the Class A Common Stock of the Company and any successor Common Stock.

          (q) 'Total Disability' means the complete and permanent inability of an Eligible Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

3. SHARES SUBJECT TO THE PLAN

     (a) The maximum number of shares of Stock which may be issued pursuant to Awards under the Plan shall not exceed 350,000 shares, except for adjustments as provided in Section 13 of this Plan. Such shares shall be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares.

     (b) If, for any reason, any shares of Stock awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation of a Performance Share, such shares of Stock shall be deemed not to have been issued pursuant to Awards under the Plan.

     (c) Shares of Stock received by the Company in connection with the payment of withholding taxes shall reduce the number of shares deemed to have been issued pursuant to Awards under the Plan.

4. GRANT OF AWARDS AND AWARD AGREEMENTS

     (a) Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Eligible Employees or groups of Eligible Employees to whom Awards are to be granted; (ii) grant Awards to Eligible Employees; (iii) determine the form or forms of Award to be granted to any Eligible Employee; (iv) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Committee so determines, subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) establish and modify performance objectives;
(vii) determine whether and to what extent Eligible Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; (viii) determine the price at which shares of Stock may be offered under each Award, which price may be zero; (ix) interpret, construe and administer the Plan and any related award agreement and define the terms employed therein; and (x) make all of the determinations necessary or advisable with respect to the Plan or any Award granted thereunder.

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
     (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

     (c) The Committee may modify or amend any Awards (by cancellation and regrant or substitution of Awards or otherwise and with terms and conditions more or less favorable to Eligible Employees) or waive any restrictions or conditions applicable to any Awards or the exercise or realization thereof (except that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of previously granted Awards without his or her consent, unless such modification, amendment or waiver is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation).

     (d) The Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting of a new Award, or may require such voluntary surrender as a condition to a grant of a new Award. Any such new Award shall be subject to such terms and conditions as are specified by the Committee at the time the new Award is granted, determined in accordance with the provisions of the Plan without regard to the terms of the surrendered Award.

5. PERFORMANCE SHARES

     (a) The Committee shall determine a performance period (the 'Performance Period') of one or more years and shall determine the performance objectives for grants of Performance Shares. Performance objectives may vary from Eligible Employee to Eligible Employee and between groups of Eligible Employees and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate. Performance Periods may overlap and Eligible Employees may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

     (b) At the beginning of a Performance Period, the Committee shall determine for each Eligible Employee or group of Eligible Employees with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Employee as an Award if the relevant measure of Company performance for the Performance Period is met.

     (c) If an Eligible Employee terminates service with all Participating Companies during a Performance Period because of death, Total Disability, or following a significant event, as determined by the Committee, that Eligible Employee shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such Performance Period and (ii) prorated for the portion of the Performance Period during which the Eligible Employee was employed by any Participating Company; provided, however, that the Committee may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Eligible Employee. If an Eligible Employee terminates service with all Participating Companies during a Performance Period for any other reason, then such Eligible Employee shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

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
     (d) Each Performance Share may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period.

6. RESTRICTED STOCK

     (a) Restricted Stock may be received by an Eligible Employee either as an Award or as payment for a Performance Share. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the 'Restriction Period'). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

     (b) Except as otherwise provided in this Section 6, no shares of Restricted Stock received by an Eligible Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; provided, however, that the Restriction Period for any Eligible Employee shall expire and all restrictions on shares of Restricted Stock shall lapse upon the Eligible Employee's death, Total Disability or retirement on or after age 65 or an earlier age with the consent of the Company.

     (c) If an Eligible Employee terminates employment with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines, be forfeited by the Eligible Employee and shall be reacquired by the Company.

     (d) The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the Eligible Employee shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

     (e) Nothing in this Section 6 shall preclude an Eligible Employee from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

7. DEFERRED STOCK

     (a) Deferred Stock may be credited to an Eligible Employee either as an Award or as payment for a Performance Share. Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date as of which Deferred Stock is credited to the Eligible Employee and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the 'Deferral Period'). The Committee may provide for the expiration of the Deferral Period in installments where deemed appropriate.

     (b) Except as otherwise provided in this Section 7, no Deferred Stock credited to an Eligible Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period; provided, however, that the Deferral Period for any Eligible Employee shall expire

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
upon the Eligible Employee's death, Total Disability or retirement on or after age 65 or an earlier age with the consent of the Company.

     (c) At the expiration of the Deferral Period, the Eligible Employee shall be entitled to receive a certificate pursuant to Section 9 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf. Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares of Deferred Stock credited to an Eligible Employee shall be paid to such Eligible Employee within 30 days after each dividend was declared unless, at the time of the Award, the Committee determined that such amounts should be reinvested in additional shares of Deferred Stock, in which case additional shares of Deferred Stock shall be credited to the Eligible Employee based on the Stock's Fair Market Value at the time of each such dividend.

     (d) If an Eligible Employee terminates employment with all Participating Companies for any reason before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Committee otherwise determines, be forfeited by the Eligible Employee.

8. OTHER STOCK-BASED AWARDS

     The Committee may grant other Awards under the Plan which are denominated in stock units or pursuant to which shares of Stock may be acquired, including Awards valued using measures other than market value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the form of such Awards, the number of shares of Stock to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards.

9. CERTIFICATES FOR AWARDS OF STOCK

     (a) Subject to Section 6(d), each Eligible Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Eligible Employee and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

     (b) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted and
(ii) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     (c) All certificates for shares of Stock delivered under the Plan shall also be subject to such stoptransfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Stock is then listed or quoted and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

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
     (d) Except for the restrictions on Restricted Stock or Deferred Stock under Sections 6 and 7, each Eligible Employee who receives an award of Stock shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Eligible Employee awarded a Performance Share or Deferred Stock shall have any right as a shareholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares.

10. BENEFICIARY

     (a) Each Eligible Employee shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. An Eligible Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation, or change or revocation thereof, shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Employee's death, and in no event shall it be effective as of a date prior to such receipt.

     (b) If no such Beneficiary designation is in effect at the time of an Eligible Employee's death, or if no designated Beneficiary survives the Eligible Employee or if such designation conflicts with law, the Eligible Employee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the right thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

11. ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Committee, which shall consist of two or more persons, as appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be both a member of the Board and a 'disinterested person' within the meaning of Rule 16b-3(c)(2) under the Securities Exchange Act of 1934 or any successor rule or regulation.

     (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

     (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award Agreement and define the terms employed in the Plan or any Award Agreement, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

     (d) The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

     (e) The Committee's decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Eligible Employees, whether or not such Eligible Employees are similarly situated.

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     (f) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

     (g)  The  Committee  may  employ  such  legal  counsel,  including  without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

     (h) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification or insurance the members or former members may have as directors or under the by-laws of the Company or otherwise.

12. AMENDMENT OR DISCONTINUANCE

     The Board may, at any time, amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any recipient of a previously granted award without his or her consent unless the amendment or termination is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation.

13. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

     In the event of any recapitalization, reclassification, stock dividend, split-up or consolidation of shares of Stock, merger or consolidation of the Company, or other event affecting the Stock as determined by the Committee, the Committee shall make appropriate adjustments in the number and kind of securities which may be issued pursuant to Awards under the Plan, including Awards then outstanding, and the Committee may make such adjustments to the terms, conditions or restrictions on securities or Awards as the Committee deems equitable.

14. MISCELLANEOUS

     (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

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
     (b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

     (c) No Eligible Employee shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

     (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

     (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

     (f) The right of any Eligible Employee or other person to any Award or Performance Share under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in
Section 10 with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Eligible Employee or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Eligible Employee or his or her Beneficiary, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Eligible Employee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Eligible Employee (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

     (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Eligible Employees at all reasonable times at the Company's administrative offices.

     (h) The Committee shall cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Eligible Employee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold shares of Stock to be issued, or by delivering to the Company shares of Stock owned by the Eligible Employee or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes.

     (i) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.

     (j) All elections, designations, requests, notices, instructions and other communications from an Eligible Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

     (k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

15. EFFECTIVE DATE AND STOCKHOLDER APPROVAL

     The Effective Date of the Plan shall be August 17, 1993, subject to approval by the holders of a majority of the Class A Common Stock and the Class B Common Stock outstanding and entitled to vote at the Company's 1993 Annual Meeting of Shareholders. No awards will be granted under the Plan after the expiration of ten years from the Effective Date.

                             APPENDIX I -- PROXY CARD

PROXY                       CENTENNIAL CELLULAR CORP.
                                50 LOCUST AVENUE
                          NEW CANAAN, CONNECTICUT 06840

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints SCOTT N. SCHNEIDER and ROBERT J. LARSON, and each of them, proxies of the undersigned, with full power of substitution, to vote all common stock of Centennial Cellular Corp., a Delaware corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Tuesday, October 29, 1996, or at any adjournment or adjournments thereof, with all the power the undersigned would possess if personally present, on the following matters:

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

A  [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE



                    FOR all nominees       WITHHOLD
                     listed to right     AUTHORITY for
                                          all nominees
1.  Election of          [  ]               [   ]
    Directors


                                           NOMINEES: Daryl A. Ferguson
                                                     Bernard P. Gallagher
                                                     Rudy J. Graf,
                                                     William M. Kraus
                                                     David Z. Rosensweig
                                                     Scott N.Schneider
                                                     Peter J. Solomon
                                                     Frank Tow


INSTRUCTION: to withhold authority to vote for any nominee, write that nominee's name on the line provided below.


____________________________________________________

2. Proposal to ratify the approval and adoption by the Board of Directors of an amendment to Centennial Cellular Corp.'s 1993 Management Equity Incentive Plan to increase the number of shares of Class A Common Stock available for grant thereunder from 100,000 to 350,000.

     FOR       AGAINST     ABSTAIN

     [  ]        [  ]        [  ]

3. Proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending May 31, 1997.


     [  ]        [  ]        [  ]


4. In their discretion, the named proxies are authorized to vote in accordance with their own judgment upon such other matters as may properly come before the Annual Meeting.


     [  ]        [  ]        [  ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR PROPOSAL 2, FOR PROPOSAL 3 AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 4.


The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement. The undersigned hereby revokes any proxies heretofore given.


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE __________________ SIGNATURE ___________________  DATED ________, 1996
NOTE: Please complete, date and sign  exactly  as your   name    appears hereon.
      In the case of joint owners, each owner should sign. When signing as administrator, attorney, corporate officer, executor, guardian, trustee, etc., please give your full title as such.